UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-06554

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)
Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2007

Date of reporting period:    March 31, 2007


ITEM 1.   REPORTS TO STOCKHOLDERS.

-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Global Government Income Trust

Semi-Annual Report

March 31, 2007




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




May 24, 2007


Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Government Income Trust (the "Fund") for the semi-annual reporting period ended March 31, 2007.

Investment Objectives and Policies

This open-end fund's investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in government securities. The Fund invests, under normal circumstances, at least 65% of its net assets in debt securities issued or guaranteed by governments of countries that are members of the Organization of Economic Co-operation and Development, or OECD. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated, but the Fund expects to maintain at least 25 % of its assets in U.S. Dollar-denominated securities. The Fund may invest in debt securities with a range of maturities from short- to long-term. Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities rated investment-grade at the time of investment. The Fund may use borrowing for investment purposes. The Fund may invest in mortgage-related and other asset-backed securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes.

Investment Results

The table on page 6 shows the Fund's performance compared to its new benchmark, the Lehman Brothers (LB) Global Treasury Index (hedged to the U.S. Dollar), along with the Fund's old benchmark, a composite consisting of 50% LB Government Index and 50% J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) Latin Only, and the individual components of the composite. In February of 2006, the Fund's investment guidelines were changed to include a broader spectrum of government securities from around the world. As a result, the benchmark was changed to one that includes global government securities.

The Fund significantly outperformed its new benchmark for both the six- and 12-month periods ended March 31, 2007. Exposure to local- and U.S-dollar-denominated emerging-market debt, particularly Brazil, was the largest contributor to the Fund's outperformance versus the benchmark for both periods. The Fund's non-U.S. dollar exposure, underweight to Europe and use of leverage were also positive contributors for both periods.

Market Review and Investment Strategy

The tightening trend among global central banks in developed economies continued throughout the six-month period ended March 31, 2007, with the Euro area, United Kingdom and Japan all raising official rates. The European Central Bank (ECB) raised rates 75 basis points in three quarter


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 1


point moves to 3.75%. Nevertheless, leading indicators showed that the Euro-area recovery remained on track and that money-supply growth, one of the ECB's chief concerns, continued to rise. The economic sentiment indicator
(ESI), which rose from 109.7 in February to 111.2 in March, was the highest reading since January of 2001.

With solid economic performance, an improving consumption outlook and positive business sentiment, Japan's policymakers voted to increase the overnight call rate from 0.25% to 0.50%. Yields for long maturities in Japan rose. In the United Kingdom, the Bank of England raised the official rate 50 basis points to 5.25% in response to robust growth, rampant inflation and an overheated housing market. U.K. yields rose along the maturity spectrum and the yield curve remained highly inverted. In the United States, the U.S. Federal Reserve (the "Fed") remained on hold as the U.S. economy slowed, led by the downturn in housing.

Most global bond returns hedged to the U.S. Dollar were positive for the semi-annual period, albeit tepid. For the period, Japan, returning 3.39%, and the United States, returning 2.18%, outperformed among the major countries. The U.S. outperformed as short and intermediate U.S. yields fell and the Treasury yield curve between two and 30 years steepened in anticipation of the Fed's easing later this year. Consumer credit concerns in the U.S. roiled the subprime mortgage sector, though no contagion effect was evident. European countries, which returned 0.68% for the period under review, posted weak returns as the ECB continued to tighten. The U.K. posted the only negative government return at -1.05%, dampened by strong economic growth and expectations of further rate hikes.

Within the Fund's developed government debt holdings, the Global Fixed Income Investment Team (the "Team") maintained the Fund's underweight positions in Europe and the U.K., with a market weight in the U.S. Rising official rates and a downwardly sloping yield curve made U.K. debt relatively unattractive. Robust growth and expectations of further rate increases also led the Team to underweight the Euro area. The Fund also continued to hold local Mexican debt as well as an overweight to South Korea. Currency exposure favored included Australia, New Zealand and the U.K.

The emerging-market debt class posted a solid return of 6.32% for the period under review, outperforming all fixed-income sectors with the exception of high yield. Emerging market debt in local currency terms (unhedged to the U.S. dollar) posted even stronger returns at 11.89% due to strong local currencies and falling interest rates. Brazil, the Fund's largest local currency holding, significantly outperformed, posting a return of 16.83%. Emerging-market debt was supported by solid global growth, strong investor demand and ample financial-market liquidity.

Emerging debt countries favored during the period included Brazil, Peru, Turkey, Argentina, Indonesia and


2 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


Panama. Like most Latin American countries, Brazil benefited from a virtuous cycle of robust net exports, capital inflows, and prudent fiscal and monetary policy. Brazil has shown impressive progress in building dollar reserves and has made great strides in decreasing its external and sovereign debt, two of the most critical factors for advancing to investment grade. Argentina continued to be supported by strong growth (8.6% in the fourth quarter of 2007), fiscal surplus and robust trade with its economy benefiting from soft commodity prices. Peru has benefited from strong economic growth and progress in building dollar reserves as well as decreasing its external and sovereign debt. Panama was supported by a strengthening economy and canal-related fees, services and expansion.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 3


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the Lehman Brothers (LB) Global Treasury Index (hedged to the U.S. Dollar), the LB Government Index, nor the J.P. Morgan Emerging Markets bond Index Plus Latin Only (JPM EMBI + Latin Only) reflects fees and expenses associated with the active management of a mutual fund portfolio. The LB Global Treasury Index (hedged to the U.S. Dollar) is a basket of Treasury securities from approximately 35 global developed countries and approximately 1,000 different issues. The Composite Benchmark represents a 50%/50% blend of the LB Government Index and the JPM EMBI + Latin Only. The LB Government Index is composed of the LB Treasury Index and the LB Agency Index. The unmanaged JPM EMBI + Latin Only is composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America; a large percentage of the Index is made up of Brady Bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


HISTORICAL PERFORMANCE
(continued from previous page)

A Word About Risk

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. Since the Fund is non-diversified, it can invest more of its assets in a smaller number of countries, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in below-investment-grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forward and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 5


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED MARCH 31, 2007
                                                              Returns
                                                     --------------------------
                                                       6 Months     12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Global Government
    Income Trust
    Class A                                              6.28%        9.15%
    Class B                                              5.90%        8.37%
    Class C                                              6.03%        8.36%

  New Benchmark: Lehman Brothers (LB) Global
    Treasury Index-Hedged to the U.S. Dollar             1.84%        5.24%

  Old Benchmark: Composite: 50% J.P. Morgan
    EMBI+ Latin Only and 50% LB Government Index         4.87%        9.33%

  J.P. Morgan EMBI+ Latin Only                           7.45%       12.73%

  LB Government Index                                    2.29%        5.93%


See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2007

                                      NAV Returns    SEC Returns    SEC Yields*
-------------------------------------------------------------------------------
Class A                                                                4.77%
1 Year                                   9.15%          4.45%
5 Years                                  9.97%          9.00%
10 Years                                 9.68%          9.21%

Class B                                                                4.26%
1 Year                                   8.37%          5.37%
5 Years                                  9.17%          9.17%
10 Years(a)                              9.18%          9.18%

Class C                                                                4.26%
1 Year                                   8.36%          7.36%
5 Years                                  9.17%          9.17%
10 Years                                 8.89%          8.89%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

Class A Shares
1 Year                                                  4.45%
5 Years                                                 9.00%
10 Years                                                9.21%

Class B Shares
1 Year                                                  5.37%
5 Years                                                 9.17%
10 Years(a)                                             9.18%

Class C Shares
1 Year                                                  7.36%
5 Years                                                 9.17%
10 Years                                                8.89%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2007.

See Historical Performance disclosures on pages 4-5.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     Beginning                      Ending
                   Account Value                 Account Value                   Expenses Paid
                  October 1, 2006                March 31, 2007                  During Period*
              ------------------------     ---------------------------     ------------------------
               Actual     Hypothetical       Actual     Hypothetical**      Actual     Hypothetical
              --------    ------------     ---------    --------------     --------    ------------
Class A        $1,000        $1,000        $1,062.81       $1,017.05        $ 8.13        $ 7.95
Class B        $1,000        $1,000        $1,059.01       $1,013.46        $11.81        $11.55
Class C        $1,000        $1,000        $1,060.29       $1,013.56        $11.71        $11.45


* Expenses are equal to the classes' annualized expense ratios of 1.58%, 2.30% and 2.28%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (reflect the one-half year period).

**   Assumes 5% return before expenses.


8 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


PORTFOLIO SUMMARY
March 31, 2007 (unaudited)


PORTFOLIO STATISTICS

Net Assets ($mil): $1,445.4


SECURITY TYPE BREAKDOWN*

[ ]  67.4%  Sovereign                             [PIE CHART OMITTED]
[ ]  30.9%  U.S. Government and Sponsored
            Agency Obligations
[ ]   1.7%  Short-Term


* All data are as of March 31, 2007. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 9


PORTFOLIO OF INVESTMENTS
March 31, 2007 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)       U.S. $ Value
----------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-82.3%
Argentina-1.2%
Republic of Argentina
  5.475%, 8/03/12(a)(b)                    US$          8,003      $    7,586,530
  8.28%, 12/31/33(c)                                    7,847           9,142,108
                                                                   ---------------
                                                                       16,728,638

Australia-3.5%
Commonwealth of Australia
  Series 217
  6.00%, 2/15/17(a)                        AUD         51,837          42,295,553
Government of Australia
  Series 808
  8.75%, 8/15/08(a)                                    10,264           8,569,303
                                                                   ---------------
                                                                       50,864,856

Brazil-9.4%
Republic of Brazil
  8.25%, 1/20/34(c)                        BRL          5,243           6,561,614
  12.50%, 1/05/16-1/05/22(a)                          229,645         128,927,167
                                                                   ---------------
                                                                      135,488,781

Canada-1.5%
Government of Canada
  5.75%, 6/01/33(a)                        CAD          8,700           9,397,055
Province of Ontario
  2.00%, 12/01/36(a)                                    6,129           5,300,454
  5.60%, 6/02/35(a)                                     6,882           6,889,988
                                                                   ---------------
                                                                       21,587,497

Colombia-1.5%
Republic of Colombia
  11.75%, 3/01/10(a)                       COP      6,027,000           2,908,524
  11.75%, 2/25/20(a)                       US$          8,228          12,054,020
  12.00%, 10/22/15                         COP     13,945,000           7,382,331
                                                                   ---------------
                                                                       22,344,875

France-3.5%
Government of France
  4.00%, 10/25/13(a)                       EUR         38,270          50,943,027

Germany-2.1%
Germany (Federal Republic of)
  Series 97
  6.50%, 7/04/27(a)                                    17,800          30,909,667


10 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


                                                    Principal
                                                       Amount
                                                         (000)       U.S. $ Value
----------------------------------------------------------------------------------
Indonesia-1.2%
Indonesia Rupiah Credit Linked Note
  11.00%, 10/15/14(a)                      IDR     70,498,625      $    8,281,526
  12.90%, 6/17/22(a)                               70,203,600           9,031,993
                                                                   ---------------
                                                                       17,313,519

Japan-7.5%
Government of Japan CPI Linked Bond
  Series 5
  0.80%, 9/10/15(a)                        JPY      5,892,625          48,785,175
Japan Government Ten Year Bond
  Series 257
  1.30%, 12/20/13(a)                                7,100,000          60,000,603
                                                                   ---------------
                                                                      108,785,778

Mexico-13.0%
Mexican Bonos
  Series MI10
  8.00%, 12/19/13(a)                       MXN        642,688          59,805,612
  9.00%, 12/20/12(a)                                1,055,589         102,611,073
  Series MI7
  9.00%, 12/24/09(a)                                  267,938          25,256,627
                                                                   ---------------
                                                                      187,673,312

New Zealand-1.8%
New Zealand Government Bond
  Series 708
  6.00%, 7/15/08(a)                        NZD         37,904          26,704,201

Norway-3.5%
Government of Norway
  5.50%, 5/15/09(a)                        NOK        133,265          22,250,539
  6.00%, 5/16/11(a)                                   160,000          27,649,494
                                                                   ---------------
                                                                       49,900,033

Panama-0.9%
Republic of Panama
  6.70%, 1/26/36(a)                        US$         13,050          13,539,375

Peru-4.6%
Peru Bono Soberano
  7.84%, 8/12/20(a)                        PEN         13,000           4,721,992
  8.20%, 8/12/26(a)                                    30,663          11,670,728
  9.91%, 5/05/15(a)                                    48,440          19,198,222
  Series 7
  8.60%, 8/12/17(a)                                    22,510           8,388,786
Republic of Peru
  8.75%, 11/21/33(a)(c)                    US$         10,331          13,585,265
  9.875%, 2/06/15(a)                                    6,812           8,661,458
                                                                   ---------------
                                                                       66,226,451


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 11


                                                    Principal
                                                       Amount
                                                         (000)       U.S. $ Value
----------------------------------------------------------------------------------
Philippines-0.8%
Republic of Philippines
  10.625%, 3/16/25(c)                      US$          3,783      $   11,647,597

Poland-5.2%
Government of Poland
  Series 0922
  5.75%, 9/23/22(a)                        PLN         51,792          18,670,312
Republic of Poland
  Series 0511
  4.25%, 5/24/11(a)                                   165,326          55,794,027
                                                                   ---------------
                                                                       74,464,339

Republic of South Korea-4.3%
Korean TSY STP Unhedged
  5.00%, 3/10/11(a)                        KRW     27,587,875          29,534,726
  5.00%, 3/10/11(a)(d)(e)                  US$         32,750          33,008,725
                                                                   ---------------
                                                                       62,543,451

South Africa-5.2%
Republic of South Africa
  Series R153
  13.00%, 8/31/10(a)                       ZAR        460,000          74,677,952

Sweden-1.6%
Government of Sweden
  Series 1045
  5.25%, 3/15/11(a)                        SEK        155,000          23,258,435

Turkey-3.2%
New Turkish Lira Credit Linked Note
  Zero Coupon, 6/28/07(a)                  US$          5,735           3,967,944
  Zero Coupon, 6/28/07(a)                               2,509           1,736,025
Turkey Government Bond
  Zero Coupon, 9/05/07(a)                  TRY          9,000           5,987,716
  Zero Coupon, 7/16/08(a)                               6,500           3,686,135
  Zero Coupon, 11/26/08(a)                             57,250          30,483,980
                                                                   ---------------
                                                                       45,861,800

United Kingdom-6.5%
United Kingdom
  7.25%, 12/07/07(a)                       GBP         10,637          21,166,037
United Kingdom Gilt
  5.00%, 3/07/12(a)                                    37,500          73,093,329
                                                                   ---------------
                                                                       94,259,366

Uruguay-0.3%
Republic of Uruguay
  8.00%, 11/18/22(a)                       US$             32              35,825
Uruguay Government International Bond
  5.00%, 9/14/18(a)                        UYU         83,500           3,804,100
                                                                   ---------------
                                                                        3,839,925


12 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


                                                    Principal
                                                       Amount
                                                         (000)       U.S. $ Value
----------------------------------------------------------------------------------
Total Sovereign Debt Obligations
  (cost $1,121,778,266)                                            $1,189,562,875

U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-37.7%
U.S. Treasury Notes-23.8%
  4.50%, 9/30/11(a)(c)                    US$          75,000          74,876,925
  4.50%, 11/30/11(c)                                   84,500          84,364,631
  4.625%, 11/15/16(c)                                  50,000          49,853,500
  4.875%, 8/15/16(c)                                   72,000          73,141,848
  6.00%, 8/15/09(a)                                    60,000          61,872,660
                                                                   ---------------
                                                                      344,109,564

Federal National Mortgage Association-5.6%
  Series 2006
  5.50%, 5/01/36-11/01/36(a)                           24,098          23,846,611
  Series 2007
  5.50%, 5/01/36(a)                                    57,058          56,519,429
                                                                   ---------------
                                                                       80,366,040

U.S. Treasury Strips-3.9%
  Zero Coupon, 11/15/21(a)                            115,000          55,706,460

Federal Home Loan Mortgage Corporation-2.4%
  Series 2007
  5.805%, 2/01/37(a)(b)                                11,600          11,692,452
  5.828%, 11/01/36(a)(b)                                2,400           2,418,816
  7.00%, 2/01/37(a)                                    20,618          21,249,396
                                                                   ---------------
                                                                       35,360,664

U.S. Treasury Bonds-2.0%
  5.375%, 2/15/31(c)                                   27,156          28,950,849

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $537,664,364)                                                 544,493,577

SHORT-TERM INVESTMENTS-2.1%
Repurchase Agreements-2.1%
Deutsche Bank 5.30%, dated 3/30/07,
  due 4/02/07 in the amount of
  $30,213,338 (cost $30,200,000;
  collaterized by $30,695,000
  FHLMC, 4.75%, due 11/17/15,
  value $30,652,411) (cost
  $30,200,000)                                         30,200          30,200,000


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 13


                                                                     U.S. $ Value
----------------------------------------------------------------------------------
Total Investments-122.1%
  (cost $1,689,642,630)                                            $1,764,256,452
Other assets less liabilities-(22.1)%                                (318,855,820)

Net Assets-100.0%                                                  $1,445,400,632


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

                                             U.S. $
                           Contract         Value on       U.S. $ Value at      Unrealized
                            Amount        Origination         March 31,        Appreciation/
                            (000)             Date              2007          (Depreciation)
--------------------------------------------------------------------------------------------
Buy Contracts:
Australian Dollar
  settling 5/22/07             1,400      $  1,102,800       $  1,130,722      $    27,922
Great British Pound
  settling 5/17/07               350           677,985            688,651           10,666
Japanese Yen
  settling 5/15/07            23,618           202,419            201,592             (827)
New Zealand Dollar
  settling 4/19/07               749           520,494            534,777           14,283
Polish Zloty
  settling 4/13/07           186,327        64,071,630         64,391,681          320,051
South African Rand
  settling 4/16/07            16,250         2,182,184          2,236,931           54,747
Swedish Krona
  settling 5/23/07           315,317        44,998,288         45,284,034          285,746

Sale Contracts:
Australian Dollar
  settling 5/22/07             8,700         6,849,490          7,028,802         (179,312)
Canadian Dollar
  settling 4/13/07            25,239        21,301,501         21,868,817         (567,316)
Euro Dollar
  settling 4/30/07            39,097        52,069,376         52,284,760         (215,384)
Euro Dollar
  settling 5/29/07            24,817        33,238,984         33,227,328           11,656
Great British Pound
  settling 5/17/07             1,415         2,736,046          2,784,665          (48,619)
Great British Pound
  settling 5/17/07            23,395        45,920,089         46,031,066         (110,977)
Japanese Yen
  settling 4/12/07         6,464,504        54,907,706         54,924,308          (16,602)
Japanese Yen
  settling 5/15/07         6,464,504        55,184,722         55,179,154            5,568


14 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D) (continued)

                                             U.S. $
                           Contract         Value on       U.S. $ Value at      Unrealized
                            Amount        Origination         March 31,        Appreciation/
                            (000)             Date              2007          (Depreciation)
--------------------------------------------------------------------------------------------
Sale Contracts:
  continued
Korean Won
  settling 4/12/07        31,513,268      $ 33,754,572       $ 33,503,059      $   251,513
Korean Won
  settling 5/15/07        27,473,404        29,342,522         29,229,357          113,165
Mexican Peso
  settling 4/24/07           401,718        36,475,526         36,356,055          119,471
Mexican Peso
  settling 4/24/07           276,693        25,000,000         25,041,085          (41,085)
Mexican Peso
  settling 5/31/07         1,343,541       120,886,146        121,335,025         (448,879)
New Zealand Dollar
  settling 4/19/07               786           543,094            560,986          (17,892)
Norwegian Kroner
  settling 5/14/07           314,872        50,842,441         51,864,657       (1,022,216)
Polish Zloty
  settling 4/13/07           376,630       125,790,821        130,157,712       (4,366,891)
Polish Zloty
  settling 4/13/07            31,636        10,900,000         10,932,977          (32,977)
South African Rand
  settling 4/16/07           180,389        24,278,426         24,831,820         (553,394)
Swedish Krona
  settling 5/23/07           479,739        68,911,221         68,897,531           13,690


REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker                 Interest Rate      Maturity        Amount
--------------------------------------------------------------------
Chase Manhattan             5.15%          4/04/07    $ 17,118,000
Chase Manhattan             0.50          12/31/07       8,582,915
Chase Manhattan             5.00          12/31/07      10,509,318
Chase Manhattan             5.15          12/31/07       6,312,572
Deutsche Bank               5.00           4/03/07      50,080,100
Deutsche Bank               5.10           4/03/07      72,650,100
Deutsche Bank               5.16           4/03/07      10,011,250
Deutsche Bank               5.17           4/03/07      84,073,250
Deutsche Bank               5.20           4/03/07      79,196,850
Deutsche Bank               5.20           4/03/07       5,005,595
                                                      ------------
                                                      $343,539,950


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 15


(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,353,076,684.

(b)  Floating Rate Security. Stated interest rate was in effect at March 31,
2007.

(c) Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $338,149,965.

(d)  Variable rate coupon, rate shown as of March 31, 2007.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the market value of this security amounted to $33,008,725 or 2.3% of net assets.

     Currency Abbreviations:
     AUD - Australian Dollar
     BRL - Brazilian Real
     CAD - Canadian Dollar
     COP - Colombian Peso
     EUR - Euro Dollar
     GBP - Great British Pound
     IDR - Indonesian Rupiah
     JPY - Japanese Yen
     KRW - South Korean Won
     MXN - Mexico Nuevo Peso
     NOK - Norwegian Krone
     NZD - New Zealand Dollar
     PEN - Peruvian New Sol
     PLN - Polish Zloty
     SEK - Swedish Krona
     TRY - New Turkey Lira
     UYU - Uruguayan Peso
     ZAR - South African Rand

     Glossary:
     CPI - Consumer Price Index

     See notes to financial statements.


16 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


STATEMENT OF ASSETS & LIABILITIES
March 31, 2007 (unaudited)

Assets
Investments in securities, at value (cost $1,689,642,630)       $1,764,256,452
Foreign cash, at value (cost $319,033)                                 334,206
Receivable for investment securities sold and foreign
  currency contracts                                               133,240,966
Interest receivable                                                 25,840,779
Receivable for capital stock sold                                   12,062,688
Unrealized appreciation of forward currency exchange
  contracts                                                          1,228,478
Total assets                                                     1,936,963,569

Liabilities
Due to custodian                                                     3,892,620
Reverse repurchase agreements                                      343,539,950
Payable for investment securities purchased and foreign
  currency contracts                                               119,563,375
Payable for capital stock redeemed                                  12,745,741
Unrealized depreciation of forward exchange currency
  contracts                                                          7,622,371
Dividends payable                                                    2,498,008
Advisory fee payable                                                   635,074
Distribution fee payable                                               253,771
Transfer Agent fee payable                                             106,215
Administrative fee payable                                              26,232
Accrued expenses and other liabilities                                 679,580
Total liabilities                                                  491,562,937
Net Assets                                                      $1,445,400,632

Composition of Net Assets
Capital stock, at par                                           $      184,665
Additional paid-in capital                                       1,535,270,848
Distributions in excess of net investment income                   (37,765,113)
Accumulated net realized loss on investments
  and foreign currency transactions                               (120,566,824)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                       68,277,056
                                                                ---------------
                                                                $1,445,400,632


Net Asset Value Per Share--9 billion shares of capital stock authorized, $.001 par value

                               Shares            Net Asset
Class        Net Assets      Outstanding           Value
------------------------------------------------------------
A          $ 956,769,137     122,310,150          $ 7.82*
B          $ 224,323,368      28,674,216          $ 7.82
C          $ 264,308,127      33,680,748          $ 7.85


* The maximum offering price per share for Class A shares was $8.17 which reflects a sales charge of 4.25%.

     See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 17

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2007 (unaudited)

Investment Income
Interest (net of foreign taxes withheld
  of $140,111)                                                    $ 48,782,119

Expenses
Advisory fee                                    $  3,664,187
Distribution fee--Class A                          1,416,415
Distribution fee--Class B                          1,295,402
Distribution fee--Class C                          1,311,589
Transfer agency--Class A                             610,312
Transfer agency--Class B                             186,852
Transfer agency--Class C                             174,632
Custodian                                            753,895
Printing                                              97,409
Registration                                          56,747
Administrative                                        49,670
Audit                                                 41,073
Legal                                                 25,396
Directors' fees                                       17,506
Miscellaneous                                          6,423
Total expenses before interest expense             9,707,508
Interest expense                                   3,778,976
Total expenses                                    13,486,484
Less: expense offset arrangement
  (see Note B)                                       (46,216)
Net expenses                                                        13,440,268
Net investment income                                               35,341,851

Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on:
  Investment transactions                                           40,404,184
  Futures contracts                                                    217,449
  Foreign currency transactions                                     20,373,350
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       11,401,720
  Futures contracts                                                    595,781
  Foreign currency denominated
    assets and liabilities                                         (20,137,018)
Net gain on investments and foreign
  currency transactions                                             52,855,466

Net Increase in Net Assets
  from Operations                                                 $ 88,197,317


See notes to financial statements.


18 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


STATEMENT OF CHANGES IN NET ASSETS


                                             Six Months Ended      Year Ended
                                              March 31, 2007      September 30,
                                               (unaudited)            2006
                                             ----------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                         $   35,341,851    $   84,963,670
Net realized gain on investments and
  foreign currency transactions                   60,994,983        50,979,005
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities              (8,139,517)      (82,713,534)
Net increase in net assets
  from operations                                 88,197,317        53,229,141

Dividends to Shareholders from
Net investment income
  Class A                                        (23,303,980)      (55,136,184)
  Class B                                         (5,468,585)      (16,880,473)
  Class C                                         (5,518,902)      (12,981,346)

Capital Stock Transactions
Net decrease                                     (77,903,419)      (82,204,747)
Total decrease                                   (23,997,569)     (113,973,609)

Net Assets
Beginning of period                            1,469,398,201     1,583,371,810
End of period (including distributions in
  excess of net investment income of
  ($37,765,113) and ($38,815,497),
  respectively)                               $1,445,400,632    $1,469,398,201


See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 19


NOTES TO FINANCIAL STATEMENTS
March 31, 2007 (unaudited)


NOTE A

Significant Accounting Policies

AllianceBernstein Global Government Income Trust, Inc. (the "Fund"), formerly AllianceBernstein Americas Government Income Trust, Inc., was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid


20 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of divi-


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 21


dends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the


22 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily adjusted net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .65% of the Fund's average daily adjusted net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2007, such fees amounted to $49,670.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $436,660 for the six months ended March 31, 2007.

For the six months ended March 31, 2007, the Fund's expenses were reduced by $46,216 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $28,751 from the sales of Class A shares and received $4,514, $63,850 and $26,456 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2007.


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to the Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 23


that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $28,388,502 and $9,154,659 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2007, were as follows:

                                                 Purchases          Sales
                                               --------------  ----------------
Investment securities (excluding
  U.S. government securities)                   $993,017,094    $1,139,320,670
U.S. government securities                       419,105,840        45,244,336


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Gross unrealized appreciation                                     $ 86,097,190
Gross unrealized depreciation                                      (11,483,368)
Net unrealized appreciation                                       $ 74,613,822


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the con-


24 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


tract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexer-


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 25


cised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value. For the six months ended March 31, 2007, the Fund had no transactions in written options.

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.

As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to October 1, 2003, these interim payments were reflected within interest income in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.


26 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At March 31, 2007, the Fund had no Sale Contracts outstanding.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had no Buy Contracts outstanding as of March 31, 2007.

5. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price.

For the six months ended March 31, 2007, the average amount of reverse repurchase agreements outstanding was $30,332,106 and the daily weighted average annual interest rate was 5.04%.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 27


NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     March 31, 2007 September 30, March 31, 2007  September 30,
                      (unaudited)       2006       (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class A
Shares sold            8,613,609    18,821,158   $  66,443,232   $ 142,691,485
Shares issued in
  reinvestment
  of dividends
  and distributions    1,894,505     4,517,628      14,609,219      34,111,951
Shares converted
  from Class B         5,061,232     5,824,434      39,132,541      43,913,319
Shares redeemed      (17,381,632)  (29,628,950)   (133,962,097)   (223,316,894)
Net decrease          (1,812,286)     (465,730)  $ (13,777,105)  $  (2,600,139)

Class B
Shares sold            1,047,056     4,175,416   $   8,060,430   $  31,669,693
Shares issued in
  reinvestment
  of dividends
  and distributions      470,385     1,467,044       3,624,581      11,082,539
Shares converted
  to Class A          (5,061,609)   (5,827,279)    (39,132,541)    (43,913,319)
Shares redeemed       (4,588,552)  (11,666,493)    (35,304,778)    (87,918,271)
Net decrease          (8,132,720)  (11,851,312)  $ (62,752,308)  $ (89,079,358)

Class C
Shares sold            3,820,960     7,115,093   $  29,549,261   $  54,090,877
Shares issued
  in reinvestment
  of dividends
  and distributions      404,729       992,845       3,129,262       7,518,215
Shares redeemed       (4,402,066)   (6,903,938)    (34,052,529)    (52,134,342)
Net increase
  (decrease)            (176,377)    1,204,000   $  (1,374,006)  $   9,474,750


28 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of March 31, 2007, the Fund had no securities on loan.


NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 29


NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2007.


NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the fiscal year ending September 30, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid for the year ending September 30, 2006 and September 30, 2005 were as follows:

                                                   2006              2005
                                              ---------------   ---------------
Distributions paid from:
Ordinary income                                $  84,998,003     $ 102,845,246
Total taxable distributions                       84,998,003       102,845,246
Tax return of capital                                     -0-               -0-
Total distributions paid                       $  84,998,003     $ 102,845,246


As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                               $   16,420,612
Accumulated capital and other losses                          (182,151,422)(a)
Unrealized appreciation/(depreciation)                          62,065,679(b)
Total accumulated earnings/(deficit)                        $ (103,665,131)(c)


(a) On September 30, 2006, the Fund had a net capital loss carryforward of $182,151,422, of which $169,551,829 expires in the year 2009 and $12,599,593 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $38,057,799. As of September 30, 2006, the Fund had deferred tax straddle losses of $37,927,130.

(b) The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


30 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 31


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.


32 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order wih the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 33


was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an


34 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 35


FINANCIAL HIGHLIGHTS


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                Class A
                                   ------------------------------------------------------------------------------------------------
                                     Six Months
                                       Ended                                                  December            Year Ended
                                      March 31,               Year Ended September 30,       1, 2002 to          November 30,
                                        2007        --------------------------------------  September     -------------------------
                                    (unaudited)         2006         2005         2004(a)   30, 2003(b)      2002(c)      2001
                                   ------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                              $ 7.54       $ 7.69       $ 7.35       $ 7.54         $ 6.86       $ 7.07       $ 7.55

Income From Investment
  Operations
Net investment income(d)                    .20          .44          .50          .50(e)         .44          .56          .77
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                              .27         (.15)         .34         (.16)           .73         (.11)        (.50)
Net increase in net asset
  value from operations                     .47          .29          .84          .34           1.17          .45          .27

Less: Dividends and
  Distributions
Dividends from net
  investment income                        (.19)        (.44)        (.50)        (.53)          (.49)        (.60)        (.75)
Tax return of capital                        -0-          -0-          -0-          -0-            -0-        (.06)          -0-
Total dividends and
  distributions                            (.19)        (.44)        (.50)        (.53)          (.49)        (.66)        (.75)
Net asset value, end of
  period                                 $ 7.82       $ 7.54       $ 7.69       $ 7.35         $ 7.54       $ 6.86       $ 7.07

Total Return
Total investment return
  based on net asset
  value(f)                                 6.28%        3.90%       11.83%        4.72%         17.48%        6.69%        3.32%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $956,769     $935,901     $957,697     $956,690     $1,060,244     $947,300   $1,009,606
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                         1.58%(g)     1.04%(h)     1.05%        1.25%          1.49%(g)     1.57%        1.96%
  Expenses, before waivers/
    reimbursements                         1.58%(g)     1.04%(h)     1.05%        1.41%          1.49%(g)     1.57%        1.96%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense                                1.07%(g)     1.04%(h)     1.05%        1.27%          1.26%(g)     1.28%        1.23%
  Net investment
    income                                 5.08%(g)     5.81%(h)     6.78%        6.80%(e)       7.28%(g)     8.19%       10.07%
Portfolio turnover rate                      74%         104%          66%          76%            60%         160%         315%


See footnote summary on page 39.


36 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                Class B
                                   ------------------------------------------------------------------------------------------------
                                     Six Months
                                       Ended                                                  December            Year Ended
                                      March 31,               Year Ended September 30,       1, 2002 to          November 30,
                                        2007        --------------------------------------  September     -------------------------
                                    (unaudited)         2006         2005         2004(a)   30, 2003(b)      2002(c)      2001
                                   ------------------------------------------------------------------------------------------------
Net asset value,beginning
  of period                              $ 7.54       $ 7.68       $ 7.35       $ 7.54         $ 6.86       $ 7.07       $ 7.58

Income From Investment
  Operations
Net investment income(d)                    .17          .38          .44          .45(e)         .40          .51          .69
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                              .27         (.14)         .33         (.16)           .73         (.11)        (.50)
Net increase in net asset
  value from operations                     .44          .24          .77          .29           1.13          .40          .19

Less: Dividends and
  Distributions
Dividends from net
  investment income                        (.16)        (.38)        (.44)        (.48)          (.45)        (.55)        (.70)
Tax return of capital                        -0-          -0-          -0-          -0-            -0-        (.06)          -0-
Total dividends and
  distributions                            (.16)        (.38)        (.44)        (.48)          (.45)        (.61)        (.70)
Net asset value, end of
  period                                 $ 7.82       $ 7.54       $ 7.68       $ 7.35         $ 7.54       $ 6.86       $ 7.07

Total Return
Total investment return
  based on net asset
  value(f)                                 5.90%        3.28%       11.04%        3.98%         16.84%        5.92%        2.20%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $224,324     $277,450     $373,923     $476,171       $696,043     $740,782     $888,457
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                         2.30%(g)     1.76%(h)     1.77%        1.98%          2.21%(g)     2.28%        2.66%
  Expenses, before waivers/
    reimbursements                         2.30%(g)     1.76%(h)     1.77%        2.15%          2.21%(g)     2.28%        2.66%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense                                1.79%(g)     1.76%(h)     1.77%        1.99%          1.98%(g)     2.00%        1.94%
  Net investment
    income                                 4.36%(g)     5.10%(h)     5.82%        6.07%(e)       6.59%(g)     7.47%        9.06%
Portfolio turnover rate                      74%         104%          66%          76%            60%         160%         315%


See footnote summary on page 39.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                Class C
                                   ------------------------------------------------------------------------------------------------
                                     Six Months
                                       Ended                                                  December            Year Ended
                                      March 31,               Year Ended September 30,       1, 2002 to          November 30,
                                        2007        --------------------------------------  September     -------------------------
                                    (unaudited)         2006         2005         2004(a)   30, 2003(b)      2002(c)      2001
                                   ------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                              $ 7.56       $ 7.71       $ 7.38       $ 7.57         $ 6.88       $ 7.09       $ 7.58

Income From Investment
  Operations
Net investment income(d)                    .17          .38          .44          .45(e)         .40          .52          .71
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                              .28         (.15)         .34         (.16)           .74         (.12)        (.50)
Net increase in net asset
  value from operations                     .45          .23          .78          .29           1.14          .40          .21

Less: Dividends and
  Distributions
Dividends from net
  investment income                        (.16)        (.38)        (.45)        (.48)          (.45)        (.55)        (.70)
Tax return of capital                        -0-          -0-          -0-          -0-            -0-        (.06)          -0-
Total dividends and
  distributions                            (.16)        (.38)        (.45)        (.48)          (.45)        (.61)        (.70)
Net asset value, end of
  period                                 $ 7.85       $ 7.56       $ 7.71       $ 7.38         $ 7.57       $ 6.88       $ 7.09

Total Return
Total investment return
  based on net asset
  value(f)                                 6.03%        3.15%       10.87%        3.97%         16.94%        5.91%        2.48%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $264,308     $256,047     $251,752     $251,666       $295,295     $277,015     $310,985
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                         2.28%(g)     1.74%(h)     1.76%        1.96%          2.20%(g)     2.27%        2.65%
  Expenses, before waivers/
    reimbursements                         2.28%(g)     1.74%(h)     1.76%        2.12%          2.20%(g)     2.27%        2.65%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense                                1.77%(g)     1.74%(h)     1.76%        1.97%          1.97%(g)     1.99%        1.93%
  Net investment
    income                                 4.35%(g)     5.07%(h)     5.88%        6.07%(e)       6.56%(g)     7.45%        9.34%
Portfolio turnover rate                      74%         104%          66%          76%            60%         160%         315%


See footnote summary on page 39.

38 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


(a) As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2004, was to decrease net investment income per share by $0.0002 for Class A, B and C and increase net realized and unrealized gain (loss) on investment transactions per share by $0.0002 for Class A, B and C. Consequently, the ratios of net investment income to average net assets were decreased by 0.003% for Class A, B and C, respectively.

(b)  The Fund changed its fiscal year end from November 30 to September 30.

(c) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.04, decrease net realized and unrealized loss on investments per share by $.04 for Class A, B and C, respectively, and decrease the ratio of net investment income to average net assets from 8.83% to 8.19% for Class A, from 8.10% to 7.47% for Class B and from 8.09% to 7.45% for Class C. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

(e)  Net of waivers/reimbursement by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h)  The ratio includes expenses attributable to costs of proxy solicitation.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 39


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Scott DiMaggio(2), Vice President
Fernando Grisales, Assistant Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Matthew S. Sheridan, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott DiMaggio, Mr. Fernando Grisales, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


40 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services to the Fund pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 41


     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

     9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

     11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement.

     13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


42 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 43


Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.


44 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 5 to 4 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 20 to 4 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Lehman Brothers Global Government Bond Index (unhedged) (the "Index") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3- and 5-year periods (information was not available for the 10-year and since inception periods (March 1992 inception)). The directors noted that in the Performance Group comparison the Fund was in the 2nd quintile in the 1-year period, 3rd quintile in the 3-year period, 5th quintile in the 5-year period and 1 out of 4 in the 10-year period, and in the Performance Universe comparison the Fund was in the 1st quintile in the 1- and 10-year periods, 2nd quintile in the 3-year period and 4th quintile in the 5-year period. The comparative information showed that the Fund outperformed the Index in the 1- and 3-year periods and underperformed the Index in the YTD and 5-year periods. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 45


The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income taxable securities). The directors noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee rate schedule as the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups of funds in the same Lipper category created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund. The directors noted that because of the small number of funds in the Fund's Lipper category, at the request of the Adviser and the Fund's Senior Officer, Lipper had expanded the Expense Group to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund was expanded by Lipper pursuant to Lipper's standard guidelines and not at the request of the Adviser or the Fund's Senior Officer. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


46 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


The information reviewed by the directors showed that the Fund's at approximate current size contractual effective fee rate of 50 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 1 basis point. The directors also noted that the Fund's total expense ratio was slightly lower than the Expense Group median and materially lower than the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 47


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Global Government Income Trust (the "Fund").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2. Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.   Possible economies of scale as the Fund grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Fund.


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Fund do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.


48 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                                Net Assets
             Advisory Fee Based on % of          09/30/06
Category      Average Daily Net Assets            ($MIL)          Fund
-------------------------------------------------------------------------------
High         50 bp on 1st $2.5 billion           $1,470.5    Global Government
Income       45 bp on next $2.5 billion                      Income Trust
             40 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund's most recently completed fiscal year, the Adviser received $93,000 (0.01% of the Fund's average daily net assets) for such services.

Set forth below are the Fund's total expense ratios as of the Fund's most recent semi-annual period:

Fund                       Total Expense Ratio(4)            Fiscal Year End
-------------------------------------------------------------------------------
Global Government             Class A   1.03%                 September 30
Income Trust                  Class B   1.75%
                              Class C   1.73%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  Annualized.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 49


an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Fund.

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:(5)

Fund                   AVPS Portfolio             Fee Schedule
-------------------------------------------------------------------------------
Global Government      Americas Government        0.50% on first $2.5 billion
Income Trust(6)        Income Portfolio           0.45% on next $2.5 billion
                                                  0.40% on the balance


The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's


(5) It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

(6)  The AVPS portfolio is a clone of the Fund.


50 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


analysis included the Fund's ranking with respect to the proposed advisory fee(7) relative to the median of the Fund's Lipper Expense Group ("EG")(8) at the approximate current asset level of the Fund.

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because the Fund's original EG had an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund's EG to include peers that had a similar (but not the same) Lipper investment classification/objective.

                                Contractual         Lipper
                                Management       Expense Group
Fund                              Fee(9)             Median           Rank
-------------------------------------------------------------------------------
Global Government
Income Trust(10)                  0.500              0.603            1/8


Because Lipper had expanded the Fund's EG, under Lipper's standard guidelines, the Fund's Lipper Expense Universe ("EU") was also expanded to include universes of those peers that had a similar (but not the same) Lipper investment objective/classification.(11) A "normal" EU will include funds that have the same investment objective/classification as the subject fund.(12) Set forth below is a


(7) The Fund's contractual management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(8) Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(9) The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(10) The Fund's EG includes the Fund, four other Global Income funds and three other International Income funds.

(11) The expansion of the Fund's EU was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

(12) Except for asset size comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 51


comparison of the Fund's total expense ratio and the medians of the Fund's EGs and EUs. The Fund's total expense ratio rankings are also shown:

                        Expense       Lipper Exp.    Lipper     Lipper Exp.    Lipper
                         Ratio          Group        Group       Universe     Universe
Fund                    (%)(13)       Median (%)     Rank       Median (%)      Rank
---------------------------------------------------------------------------------------
Global Government
Income Trust(14)         1.054          1.080        3/8          1.185        6/23


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005, relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship provided the affiliates' charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").


(13) Most recently completed fiscal year Class A share total expense ratio.

(14) The Fund's EU includes all other retail front end load Global Income funds and International Income funds, excluding outliers.


52 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(15) During the Fund's most recently completed fiscal year, ABI received from the Fund $94,828, $9,497,207 and $338,478 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Fund's most recently completed fiscal year, ABIS received $1,000,866 in fees from the Fund.(16)


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.


(15) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(16) The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Fund's account. During the Fund's most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $11,698 under the offset agreement between the Fund and ABIS.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 53


An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders would benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund(17) relative to the Fund's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(18) for the periods ended June 30, 2006.(19)

                    Fund           PG           PU
                   Return       Median       Median       PG Rank      PU Rank
-------------------------------------------------------------------------------
1 year              1.60         0.48         0.22          2/5         4/20
3 year              5.15         5.14         3.94          3/5         5/19
5 year              6.80         7.72         7.26          5/5        10/16
10 year            10.22         6.63         5.26          1/4         1/14


(17) The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

(18) The Fund's PG and PU are not identical to the Fund's EG and EU. The Fund's PG only includes peers from the Fund's EG that have the same Lipper investment classification/objective as the Fund. Funds with negative management fees are excluded from EUs but not necessarily from PUs. In addition, PUs only include funds of the same Lipper investment objective/classification as the Fund, in contrast to EUs, which include funds of similar but not the same investment objective/classification.

(19) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.


54 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold) versus its benchmark:(20)

                                                              Periods Ending June 30, 2006
                                                                  Annualized Performance
---------------------------------------------------------------------------------------------------------------
                                               1              3              5              10         Since
                                              Year           Year           Year           Year      Inception
---------------------------------------------------------------------------------------------------------------
Global Government Income Trust                1.60           5.15           6.80          10.22         8.65

Lehman Brothers Global Government
Bond Index (unhedged)                        -0.04           4.22           8.17            N/A          N/A


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006


(20) The Adviser provided fund and benchmark performance return information for periods through June 30, 2006.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 55


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


---------------------------------------------
Wealth Strategies Funds
---------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

---------------------------------------------
Blended Style Funds
---------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

---------------------------------------------
Growth Funds
---------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

---------------------------------------------
Value Funds
---------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

---------------------------------------------
Taxable Bond Funds
---------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

---------------------------------------------
Municipal Bond Funds
---------------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia

---------------------------------------------
Intermediate Municipal Bond Funds
---------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

---------------------------------------------
Closed-End Funds
---------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
AllianceBernstein National Municipal Income Fund*
New York Municipal Income Fund
The Spain Fund

---------------------------------------------
Retirement Strategies Funds
---------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


56 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GGIT-0152-0307



ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.    DESCRIPTION OF EXHIBIT
       -----------    ----------------------
       12 (b) (1)     Certification of Principal Executive Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

       12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

       12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Global Government Income Trust, Inc.

By:   /s/ Marc O. Mayer
      ----------------------
      Marc O. Mayer
      President

Date: May 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      ----------------------
      Marc O. Mayer
      President

Date: May 30, 2007

By:   /s/ Joseph J. Mantineo
      ----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: May 30, 2007